UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2016

Date of reporting period:	June 1, 2015 – November 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Dynamic Asset Allocation Equity Fund

Semiannual report
11 | 30 | 15

A world of investing.®

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Semiannual report
11 | 30 | 15

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	10

Terms and definitions	12

Other information for shareholders	13

Trustee approval of management contract	14

Financial statements	19

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Now that the U.S. Federal Reserve has raised interest rates, some degree of uncertainty has lifted. Recent volatility in the markets, however, tells us that the way forward in 2016 will not likely be a straight ascending path.

There are divergent economic conditions around the world. Oil prices continue to drop, putting pressure on the energy sector while helping consumers. U.S. growth appears stable but modest, and Europe continues to be in stimulative mode as it tries to accelerate its recovery. On the other hand, China is decelerating, as emerging markets that are tied to its fortune have experienced losses. Still, these markets may present potential opportunities.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended November 30, 2015, as well as an outlook for the coming months.

With a new year beginning, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

† Returns for the six-month period are not annualized, but cumulative.

2	Dynamic Asset Allocation Equity Fund

Interview with
your fund’s
portfolio manager

Bob, what was the investment environment like during the six-month reporting period ended November 30, 2015?

It was a mixed investment climate overall, highlighted by extreme bouts of volatility in the equity markets during the final three months of the period amid global concerns about decelerating economic activity in China. The semiannual period began in June with uncertainty over Greece’s ability to secure a deal with its international creditors. This caused broad swings in global financial markets. As summer unfolded, China’s economic slowdown became the focus of investors’ attention. There was a widespread retreat from riskier assets and a correction in the U.S. equity market, resulting from concerns about the pace of growth in China and elsewhere overseas. Uncertainty about the strength of demand from the world’s second-largest economy and biggest importer of raw materials deepened a selloff in commodities.

In September, investors grew more anxious when the Federal Reserve opted not to raise its target for short-term interest rates, citing concerns about the potential impact of international developments on U.S. economic growth. In October, markets rebounded, as worries about global spillover effects from economic deceleration in China receded when the Chinese government announced additional stimulus measures. In November,

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/15. See pages 2 and 8–10 for additional fund performance information. Index descriptions can be found on page 12.

Dynamic Asset Allocation Equity Fund	3

the final month of the period, equities delivered flat returns.

During the third quarter of the calendar year, volatility, as measured by the VIX Index, rose to its highest level since October 2011, while the S&P 500 Index declined 6.4% and the MSCI World Index [ND] fell 8.5%. The primary causes were, first, the selloff in China’s stock exchanges; second, the drop in commodity prices, including oil in particular; and third, the devaluation of the yuan. Emerging-market and growth stocks were hardest hit by these declines.

In the fixed-income arena, geopolitical uncertainty, combined with falling energy prices, weaker economic growth abroad, and relatively high yields in the United States versus other global regions, fueled demand for longer-term U.S. bonds, helping to support bond prices. Higher-quality debt securities outperformed higher-yielding, noninvestment-grade debt during the period.

How did the fund perform in this environment?

Putnam Dynamic Asset Allocation Equity Fund’s class A shares declined 3.36%, underperforming the fund’s custom benchmark.

Over the six-month reporting period ending November 30, 2015, dynamic asset allocation was a minimal net detractor from performance, while active execution added notable value relative to the benchmark.

What factors drove the fund’s performance during the semiannual period?

Within dynamic asset allocation, slight underweights to international developed and emerging-market equities made positive contributions. Within active execution, security selection within international developed, emerging-market, and U.S. large-cap equities were the main performance drivers.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/15. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4	Dynamic Asset Allocation Equity Fund

Which strategies didn’t work as well?

Within dynamic asset allocation, a slight underweight relative to the benchmark to U.S. large caps was the main detractor, while being slightly overweight relative to the benchmark to U.S. small caps also detracted. Within active execution, security selection within U.S. small caps was the main detractor. Strong active execution decisions elsewhere in the portfolio more than made up for weakness in U.S. small caps.

What is your thinking regarding current market valuations?

We have been paying attention to market valuations specifically within the U.S. equity market. In our view, U.S. equity market valuations had been getting high, relative to historical levels, before the selloff in the third quarter. We viewed the selloff as an opportunity — and we tactically added equities as valuations came down. That said, our experience has been that valuations tend to be a much better long-term indicator of market performance than short-term market drivers.

What is your outlook for the investment environment as 2016 gets under way?

We are currently more optimistic about the state of U.S. economic growth at period end. In addition, we do not think that the Chinese economy has been in the process of imploding; rather we think it possible for China to see annualized economic growth in the 5% to 7% range. Also, we believe accommodative monetary policies in the eurozone and Japan could continue to be supportive in those regions. On the whole, we viewed the third quarter’s pullback in equity prices as a useful correction that presented what we believe to be attractive buying opportunities. While potential headwinds and volatility

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Dynamic Asset Allocation Equity Fund	5

remain, our outlook has continued to call for a tactical tilt toward equity.

Within equities, we think economic growth may continue its positive trajectory, which could provide a tailwind for global equities. However, we do recognize that there is the potential for more variability around equity returns going forward. We think emerging markets have been challenged, but we also think the market has been overly pessimistic on China. The consensus view has been that slowing growth in China may cause a slowdown in demand for European and Japanese goods. One of the reasons we have preferred European and Japanese equities is that we believed the market had been overly pessimistic, and we were also encouraged by the accommodative monetary policy in place in these developed international markets.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch, Robert J. Schoen, and Jason R. Vaillancourt, CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6	Dynamic Asset Allocation Equity Fund

IN THE NEWS

Global merger-and-acquisition (M&A) activity has rocketed to record levels. On November 2, 2015, the $3.93 trillion record set in 2007 was broken, as year-to-date M&A tracked by Dealogic moved higher on the back of Visa’s plans to buy Visa Europe for $23 billion. The historically high level of activity has been driven by increasingly larger deals. Citing S&P Capital IQ, Business Insider pointed out in April that 7 of the 10 biggest M&A transactions in the wake of the 2008 financial crisis had all been announced within the previous 16 months. We believe a key question for investors is whether high M&A levels are good or bad for markets. From one perspective, fewer industry players may appear likely to reduce healthy market competition and dynamism. On the other hand, bargaining and pricing power that come with larger economies of scale could benefit consumers in every sector — from health care and technology to energy and consumer staples.

Dynamic Asset Allocation Equity Fund	7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/15

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	Before	After	Net
	sales	sales	asset
	charge	charge	value

Life of fund	173.83%	158.09%	173.73%
Annual average	15.83	14.83	15.82

5 years	75.62	65.53	75.56
Annual average	11.92	10.60	11.91

3 years	49.86	41.24	49.82
Annual average	14.43	12.20	14.43

1 year	2.01	–3.86	1.99

6 months	–3.36	–8.92	–3.36

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

8	Dynamic Asset Allocation Equity Fund

Comparative index returns For periods ended 11/30/15

			Lipper Multi-Cap
		Putnam Equity	Core Funds
	Russell 3000 Index	Blended Index†	category average*

Life of fund	196.81%	168.41%	173.37%
Annual average	17.20	15.49	15.67

5 years	93.66	72.08	77.72
Annual average	14.13	11.47	12.09

3 years	56.10	44.08	50.43
Annual average	16.00	12.95	14.49

1 year	2.58	0.35	0.37

6 months	–1.05	–3.32	–3.23

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 11/30/15, there were 765, 731, 653, 575, and 488 funds, respectively, in this Lipper category.

† Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Fund price and distribution information For the six-month period ended 11/30/15

	Class A		Class Y

	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value

5/31/15	$12.19	$12.93	$12.19

11/30/15	11.78	12.50	11.78

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Dynamic Asset Allocation Equity Fund	9

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/15

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	Before	After	Net
	sales	sales	asset
	charge	charge	value

Life of fund	167.00%	151.65%	166.91%
Annual average	15.20	14.22	15.19

5 years	61.05	51.79	60.86
Annual average	10.00	8.71	9.97

3 years	43.63	35.37	43.47
Annual average	12.83	10.62	12.79

1 year	–0.21	–5.94	–0.21

6 months	–3.80	–9.33	–3.80

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class Y

Net expenses for the fiscal year ended 5/31/15*	1.29%†	1.04%

Total annual operating expenses for the fiscal year ended 5/31/15	1.79%†	1.54%

Annualized expense ratio for the six-month period ended 11/30/15	1.02%	1.02%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/16.

† Includes 0.25% distribution and service fee (12 b-1) plan. Currently no payments under the fund’s 12b-1 plan have been authorized by the Trustees.

10 Dynamic Asset Allocation Equity Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/15 to 11/30/15. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class Y

Expenses paid per $1,000*†	$5.01	$5.01

Ending value (after expenses)	$966.40	$966.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/15, use the following calculation method. To find the value of your investment on 6/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class Y

Expenses paid per $1,000*†	$5.15	$5.15

Ending value (after expenses)	$1,019.90	$1,019.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Equity Fund	11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12 Dynamic Asset Allocation Equity Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2015, Putnam employees had approximately $500,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Equity Fund 13

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the

14 Dynamic Asset Allocation Equity Fund

fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain

Dynamic Asset Allocation Equity Fund 15

competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2014. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in

16 Dynamic Asset Allocation Equity Fund

concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2014. Over each of these periods, your fund’s class A shares’ gross return was positive and exceeded the return of its benchmark. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Dynamic Asset Allocation Equity Fund 17

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

18 Dynamic Asset Allocation Equity Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Equity Fund 19

The fund’s portfolio 11/30/15 (Unaudited)

COMMON STOCKS (92.2%)*	Shares	Value

Advertising and marketing services (0.1%)
Lions Gate Entertainment Corp.	456	$15,477

Publicis Groupe SA (France)	555	35,019

50,496
Aerospace and defense (2.4%)
Airbus Group SE (France)	265	19,162

BAE Systems PLC (United Kingdom)	8,082	62,870

Bharat Electronics, Ltd. (India)	1,183	22,212

Cubic Corp.	368	17,870

General Dynamics Corp.	3,459	506,605

Northrop Grumman Corp.	2,452	456,955

Orbital ATK, Inc.	460	39,519

Safran SA (France)	375	27,687

Spirit AeroSystems Holdings, Inc. Class A †	1,560	81,822

Thales SA (France)	118	8,786

Triumph Group, Inc.	188	7,529

1,251,017
Agriculture (—%)
Andersons, Inc. (The)	172	5,929

Airlines (1.3%)		5,929
ANA Holdings, Inc. (Japan)	25,000	70,439

Delta Air Lines, Inc.	9,411	437,235

International Consolidated Airlines Group SA (Spain) †	5,188	44,218

Qantas Airways, Ltd. (Australia)	7,816	20,500

Ryanair Holdings PLC ADR (Ireland)	1,103	84,821

Turk Hava Yollari AO (Turkey) †	7,312	19,226

Virgin America, Inc. †	373	13,573

690,012
Automotive (1.1%)
CAR, Inc. (China) †	14,000	26,261

Fuji Heavy Industries, Ltd. (Japan)	2,500	103,513

Honda Motor Co., Ltd. (Japan)	300	9,803

Kia Motors Corp. (South Korea)	918	41,477

Lear Corp.	1,753	220,703

Mazda Motor Corp. (Japan)	1,100	22,894

Peugeot SA (France) †	2,635	47,078

Tata Motors, Ltd. (India) †	5,017	31,759

Valeo SA (France)	267	41,342

Visteon Corp. †	142	17,027

561,857
Banking (8.0%)
Access National Corp.	217	4,741

Banco Latinoamericano de Exportaciones SA Class E (Panama)	501	13,908

Banco Santander SA (Spain)	6,777	37,004

Bank Hapoalim BM (Israel)	2,658	13,745

Bank of America Corp.	43,597	759,896

Bank of China, Ltd. (China)	48,000	21,246

Bank of New York Mellon Corp. (The)	7,138	312,930

Barclays PLC (United Kingdom)	4,247	14,277

20 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.2%)* cont.	Shares	Value

Banking cont.
BNP Paribas SA/New York, NY (France)	2,238	$132,675

BofI Holding, Inc. †	344	6,890

Cardinal Financial Corp.	417	10,258

China Construction Bank Corp. (China)	70,000	48,007

Citizens & Northern Corp.	259	5,317

Credit Agricole SA (France)	5,049	60,920

Credit Suisse Group AG (rights) (Switzerland) †	928	568

Credit Suisse Group AG (Switzerland)	928	19,952

Customers Bancorp, Inc. †	633	19,623

Dubai Islamic Bank PJSC (United Arab Emirates)	12,699	22,130

East West Bancorp, Inc.	158	6,854

Farmers Capital Bank Corp. †	200	5,402

FCB Financial Holdings, Inc. Class A †	456	17,761

Financial Institutions, Inc.	275	7,499

First BanCorp. (Puerto Rico) †	4,115	15,431

First Community Bancshares, Inc.	268	5,467

First NBC Bank Holding Co. †	326	13,803

FirstMerit Corp.	328	6,635

Flushing Financial Corp.	293	6,672

Grupo Financiero Banorte SAB de CV (Mexico)	6,894	36,969

Hanmi Financial Corp.	567	14,799

Heartland Financial USA, Inc.	179	6,822

Horizon Bancorp	219	6,029

Itau Unibanco Holding SA ADR (Preference) (Brazil)	3,814	27,003

JPMorgan Chase & Co.	12,825	855,171

King’s Town Bank Co., Ltd. (Taiwan)	20,000	14,140

MainSource Financial Group, Inc.	412	9,484

Meta Financial Group, Inc.	157	7,065

Mizuho Financial Group, Inc. (Japan)	60,500	122,247

Opus Bank	259	10,199

Pacific Premier Bancorp, Inc. †	275	6,443

PacWest Bancorp	110	5,172

Peoples Bancorp, Inc.	258	5,320

Popular, Inc. (Puerto Rico)	2,051	60,935

Regions Financial Corp.	17,954	182,054

Renasant Corp.	248	9,059

Republic Bancorp, Inc. Class A	163	4,372

Resona Holdings, Inc. (Japan)	18,600	90,902

Sberbank of Russia PJSC ADR (Russia)	6,444	43,181

Skandinaviska Enskilda Banken AB (Sweden)	4,343	46,185

Societe Generale SA (France)	1,280	61,101

State Street Corp.	6,890	500,076

Sumitomo Mitsui Financial Group, Inc. (Japan)	3,000	114,585

Talmer Bancorp, Inc. Class A	508	9,281

United Community Banks, Inc.	284	5,930

Wells Fargo & Co.	3,607	198,746

Woori Bank (South Korea)	1,062	8,694

YES Bank, Ltd. (India)	2,357	27,078

		4,078,653

Dynamic Asset Allocation Equity Fund 21

COMMON STOCKS (92.2%)* cont.	Shares	Value

Basic materials (0.1%)
Sumitomo Metal Mining Co., Ltd. (Japan)	3,000	$33,860

33,860
Beverage (1.8%)
Anheuser-Busch InBev SA/NV ADR (Belgium)	191	24,536

Coca-Cola Amatil, Ltd. (Australia)	2,835	18,543

Coca-Cola Enterprises, Inc.	2,483	124,895

Coca-Cola HBC AG (Switzerland)	962	23,341

Dr. Pepper Snapple Group, Inc.	4,244	380,899

Fomento Economico Mexicano SAB de CV (FEMSA) ADR (Mexico)	217	20,914

Grape King Bio, Ltd. (Taiwan)	5,000	31,783

PepsiCo, Inc.	3,029	303,385

928,296
Biotechnology (3.3%)
AMAG Pharmaceuticals, Inc. †	685	18,235

Amgen, Inc.	3,012	485,233

Applied Genetic Technologies Corp. †	204	3,476

Ardelyx, Inc. †	567	11,091

Biogen, Inc. †	776	222,603

Celldex Therapeutics, Inc. †	257	4,629

Dyax Corp. †	194	6,530

Dynavax Technologies Corp. †	387	10,793

Emergent BioSolutions, Inc. †	352	13,260

FivePrime Therapeutics, Inc. †	159	6,114

Gilead Sciences, Inc.	6,399	678,038

Halozyme Therapeutics, Inc. †	174	3,097

Infinity Pharmaceuticals, Inc. †	256	2,258

Isis Pharmaceuticals, Inc. †	68	4,151

Ligand Pharmaceuticals, Inc. †	50	5,354

Medicines Co. (The) †	79	3,319

Merrimack Pharmaceuticals, Inc. † S	639	6,013

Neurocrine Biosciences, Inc. †	264	14,354

Novavax, Inc. †	320	2,739

OncoMed Pharmaceuticals, Inc. †	130	2,971

Prothena Corp. PLC (Ireland) †	274	19,328

PTC Therapeutics, Inc. †	199	5,978

Repligen Corp. †	383	10,889

Sage Therapeutics, Inc. †	65	3,115

United Therapeutics Corp. †	852	130,041

1,673,609
Broadcasting (1.8%)
Cyfrowy Polsat SA (Poland) †	3,769	22,440

Discovery Communications, Inc. Class A † S	15,907	495,344

Gray Television, Inc. †	1,520	25,460

ITV PLC (United Kingdom)	24,127	98,475

Liberty Media Corp. Class A †	1,799	72,877

Nexstar Broadcasting Group, Inc. Class A	125	7,324

ProSiebenSat.1 Media SE (Germany)	250	13,128

Sirius XM Holdings, Inc. †	44,632	183,438

Zee Entertainment Enterprises, Ltd. (India)	3,006	18,389

		936,875

22 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.2%)* cont.	Shares	Value

Building materials (0.1%)
CaesarStone Sdot-Yam, Ltd. (Israel)	340	$13,899

PGT, Inc. †	1,532	17,036

30,935
Cable television (0.2%)
Sky PLC (United Kingdom)	6,026	100,378

100,378
Capital goods (—%)
Stoneridge, Inc. †	645	9,436

9,436
Chemicals (2.4%)
Aceto Corp.	197	5,557

American Vanguard Corp.	825	13,002

BASF SE (Germany)	1,706	141,206

Braskem SA Class A (Preference) (Brazil)	4,600	31,174

Cabot Corp.	137	5,965

Cambrex Corp. †	283	15,177

EMS-Chemie Holding AG (Switzerland)	87	35,473

Evonik Industries AG (Germany)	931	31,811

Innophos Holdings, Inc.	154	4,577

Innospec, Inc.	208	12,147

Kraton Performance Polymers, Inc. †	203	4,517

Kuraray Co., Ltd. (Japan)	1,600	20,385

LG Chemical, Ltd. (South Korea)	131	35,883

LG Hausys, Ltd. (South Korea)	178	26,368

Lotte Chemical Corp. (South Korea)	81	16,764

LSB Industries, Inc. †	321	2,282

LyondellBasell Industries NV Class A	3,243	310,744

Minerals Technologies, Inc.	226	13,908

Mitsubishi Gas Chemical Co., Inc. (Japan)	2,000	10,846

Nitto Denko Corp. (Japan)	800	53,976

Orion Engineered Carbons SA (Luxembourg)	510	6,416

PhosAgro OAO GDR (Russia)	1,731	22,590

PTT Global Chemical PCL (Thailand)	14,700	21,738

Sherwin-Williams Co. (The)	1,298	358,339

Yara International ASA (Norway)	243	11,249

1,212,094
Commercial and consumer services (1.2%)
Adecco SA (Switzerland)	861	58,915

CEB, Inc.	67	5,177

Ctrip.com International, Ltd. ADR (China) †	161	17,229

Dai Nippon Printing Co., Ltd. (Japan)	9,000	88,075

Deluxe Corp.	381	22,346

Ennis, Inc.	345	6,897

Equinix, Inc.	957	106,706

Everi Holdings, Inc. †	843	3,220

Flight Centre Travel Group, Ltd. (Australia)	1,061	27,679

Heartland Payment Systems, Inc.	102	8,093

Industrivarden AB Class A (Sweden)	1,326	25,511

Landauer, Inc.	298	12,144

LifeLock, Inc. †	285	4,115

Dynamic Asset Allocation Equity Fund 23

COMMON STOCKS (92.2%)* cont.	Shares	Value

Commercial and consumer services cont.
Modetour Network, Inc. (South Korea)	702	$19,875

Net 1 UEPS Technologies, Inc. (South Africa) †	802	12,134

Pitney Bowes, Inc.	366	7,906

RE/MAX Holdings, Inc. Class A	443	16,617

Securitas AB Class B (Sweden)	3,940	60,127

ServiceMaster Global Holdings, Inc. †	1,268	47,525

Verisk Analytics, Inc. Class A †	1,185	88,816

639,107
Computers (4.7%)
A10 Networks, Inc. †	1,241	9,568

Apigee Corp. †	357	2,542

Apple, Inc.	13,102	1,549,947

Aspen Technology, Inc. †	167	7,340

AVG Technologies NV (Netherlands) †	573	12,085

Blackbaud, Inc.	150	9,267

Cornerstone OnDemand, Inc. †	164	5,889

EMC Corp.	9,960	252,386

Fortinet, Inc. †	338	12,175

Fujitsu, Ltd. (Japan)	6,000	30,337

Gigamon, Inc. †	103	2,790

HCL Technologies, Ltd. (India)	2,426	31,659

Imprivata, Inc. †	533	6,353

inContact, Inc. †	833	8,222

Infinera Corp. †	267	6,013

Ixia †	713	9,312

Lexmark International, Inc. Class A	137	4,705

MTS Systems Corp.	67	4,263

Netscout Systems, Inc. †	60	1,986

Nimble Storage, Inc. †	145	1,518

Otsuka Corp. (Japan)	200	10,033

QAD, Inc. Class A	331	7,683

Qualys, Inc. †	86	3,308

Quantum Corp. †	3,319	2,924

Rackspace Hosting, Inc. †	235	6,726

SolarWinds, Inc. †	2,562	149,698

SS&C Technologies Holdings, Inc.	120	8,628

Synchronoss Technologies, Inc. †	158	6,220

VeriFone Systems, Inc. †	204	5,851

Verint Systems, Inc. †	149	6,981

Xerox Corp.	19,825	209,154

2,385,563
Conglomerates (0.1%)
Siemens AG (Germany)	385	39,921

39,921
Construction (0.4%)
Beacon Roofing Supply, Inc. †	340	14,542

Chicago Bridge & Iron Co. NV	264	11,286

China State Construction International Holdings, Ltd. (China)	16,000	24,148

Continental Building Products, Inc. †	780	14,227

24 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.2%)* cont.	Shares	Value

Construction cont.
Mota-Engil Africa NV (Angola)	488	$3,114

Mota-Engil SGPS SA (Portugal) S	7,895	17,225

Patrick Industries, Inc. †	380	15,743

Promotora y Operadora de Infraestructura SAB de CV (Mexico) †	1,952	23,655

Royal Boskalis Westminster NV (Netherlands)	597	26,568

Siam Cement PCL (The) (Thailand)	1,200	14,976

Siam Cement PCL (The) NVDR (Thailand)	750	9,399

Total Bangun Persada Tbk PT (Indonesia)	261,400	11,712

Trex Co., Inc. †	83	3,594

US Concrete, Inc. †	225	13,214

203,403
Consumer (0.8%)
Basso Industry Corp. (Taiwan)	13,000	25,531

Kimberly-Clark Corp.	3,088	367,935

Scotts Miracle-Gro Co. (The) Class A	241	16,819

Tumi Holdings, Inc. †	304	5,369

415,654
Consumer finance (0.2%)
Cardtronics, Inc. †	292	10,982

Encore Capital Group, Inc. †	188	6,198

Federal Agricultural Mortgage Corp. Class C	202	6,054

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	10,500	55,237

Nelnet, Inc. Class A	338	11,154

PRA Group, Inc. †	165	6,816

96,441
Consumer goods (0.7%)
Amorepacific Group (South Korea)	219	28,959

Avon Products, Inc.	551	1,901

Colgate-Palmolive Co.	813	53,398

Coty, Inc. Class A	474	13,168

Kao Corp. (Japan)	1,600	82,104

LG Household & Health Care, Ltd. (South Korea)	63	54,750

Reckitt Benckiser Group PLC (United Kingdom)	496	46,540

Unilever NV ADR (Netherlands)	1,080	47,383

Unilever PLC (United Kingdom)	787	33,591

361,794
Consumer services (0.3%)
Avis Budget Group, Inc. †	348	13,012

JD.com, Inc. ADR (China) †	755	23,163

Liberty Ventures Ser. A †	2,775	119,353

Shutterfly, Inc. †	51	2,341

TrueBlue, Inc. †	233	6,825

164,694
Containers (0.5%)
Crown Holdings, Inc. †	5,073	263,339

263,339
Distribution (0.1%)
ITOCHU Corp. (Japan)	1,900	23,211

SpartanNash Co.	404	8,734

		31,945

Dynamic Asset Allocation Equity Fund 25

COMMON STOCKS (92.2%)* cont.	Shares	Value

Electric utilities (2.2%)
AES Corp.	4,982	$49,770

American Electric Power Co., Inc.	6,293	352,471

E.ON SE (Germany)	2,397	22,783

Endesa SA (Spain)	1,688	34,920

Enel SpA (Italy)	10,731	47,324

Entergy Corp.	5,885	392,118

Glow Energy PCL (Thailand)	6,300	14,502

Iberdrola SA (Spain)	13,020	91,218

Korea Electric Power Corp. (South Korea)	935	39,543

RWE AG (Germany)	2,406	27,683

Talen Energy Corp. †	720	5,609

Tokyo Electric Power Co., Inc. (Japan) †	3,700	22,688

1,100,629
Electrical equipment (0.2%)
ABB, Ltd. (Switzerland)	2,517	47,730

Boer Power Holdings, Ltd. (China)	15,000	29,181

OSRAM Licht AG (Germany)	649	27,401

104,312
Electronics (2.6%)
Agilent Technologies, Inc.	4,783	200,025

Ambarella, Inc. †	103	6,469

Analog Devices, Inc.	2,665	164,244

Applied Micro Circuits Corp. †	1,301	9,523

Casetek Holdings, Ltd. (Taiwan)	8,000	39,328

Cavium, Inc. †	102	6,845

Ceva, Inc. †	459	11,654

Cirrus Logic, Inc. †	204	6,744

DSP Group, Inc. †	1,043	10,878

EnerSys	276	16,256

Hon Hai Precision Industry Co., Ltd. (Taiwan)	15,000	38,528

Hoya Corp. (Japan)	2,400	97,394

Ibiden Co., Ltd. (Japan) S	1,300	20,399

Infineon Technologies AG (Germany)	4,572	67,773

Intersil Corp. Class A	583	8,442

Jabil Circuit, Inc.	464	11,874

L-3 Communications Holdings, Inc.	2,428	297,211

Lattice Semiconductor Corp. †	2,425	15,253

Mellanox Technologies, Ltd. (Israel) †	151	6,786

Mentor Graphics Corp.	762	14,272

Microsemi Corp. †	177	6,374

Monolithic Power Systems, Inc.	100	6,833

Murata Manufacturing Co., Ltd. (Japan)	300	46,626

ON Semiconductor Corp. †	1,348	14,774

Plexus Corp. †	332	12,350

QLogic Corp. †	1,548	19,969

Samsung Electronics Co., Ltd. (South Korea)	68	75,282

Sanmina Corp. †	327	7,413

Semtech Corp. †	165	3,317

Silicon Laboratories, Inc. †	68	3,679

26 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.2%)* cont.	Shares	Value

Electronics cont.
Skyworth Digital Holdings, Ltd. (China)	36,719	$24,134

Synaptics, Inc. †	183	16,428

Wasion Group Holdings, Ltd. (China)	22,000	25,091

Woodward, Inc.	372	18,760

Zhen Ding Technology Holding, Ltd. (Taiwan)	5,000	14,177

1,345,105
Energy (oil field) (2.0%)
Cameron International Corp. †	4,183	285,657

Schlumberger, Ltd.	7,883	608,173

Superior Energy Services, Inc.	6,910	108,280

1,002,110
Energy (other) (0.2%)
Pacific Ethanol, Inc. †	785	3,917

REX American Resources Corp. †	177	11,124

Vestas Wind Systems A/S (Denmark)	1,490	97,215

112,256
Engineering and construction (0.3%)
ACS Actividades de Construccion y Servicios SA (Spain)	783	25,538

Argan, Inc.	394	15,488

KBR, Inc.	5,627	109,389

Matrix Service Co. †	580	13,334

163,749
Entertainment (0.4%)
Carmike Cinemas, Inc. †	494	10,794

Cedar Fair LP	203	11,433

Live Nation Entertainment, Inc. †	436	11,070

Marriott Vacations Worldwide Corp.	147	8,942

National CineMedia, Inc.	943	14,965

Panasonic Corp. (Japan)	5,700	64,781

Regal Entertainment Group Class A	738	13,838

Six Flags Entertainment Corp.	1,199	62,228

198,051
Environmental (0.1%)
MSA Safety, Inc.	102	4,784

Sound Global, Ltd. (China) † F S	25,000	21,320

Tetra Tech, Inc.	694	19,286

45,390
Financial (2.1%)
3i Group PLC (United Kingdom)	11,557	87,465

Bolsa Mexicana de Valores SAB de CV (Mexico)	16,266	23,450

Broadridge Financial Solutions, Inc.	729	40,080

CoreLogic, Inc. †	932	34,354

E.Sun Financial Holding Co., Ltd. (Taiwan)	56,000	33,735

Goldman Sachs Group, Inc. (The)	162	30,783

HSBC Holdings PLC (United Kingdom)	12,328	98,313

JSE, Ltd. (South Africa)	1,350	12,171

Mitsubishi UFJ Financial Group, Inc. (MUFG) (Japan)	9,900	63,634

Morgan Stanley	12,020	412,286

Moscow Exchange MICEX-RTS OAO (Russia) †	23,702	33,913

ORIX Corp. (Japan)	4,800	69,073

SBI Holdings, Inc. (Japan)	3,300	37,441

Dynamic Asset Allocation Equity Fund 27

COMMON STOCKS (92.2%)* cont.	Shares	Value

Financial cont.
UBS Group AG (Switzerland)	2,917	$55,995

Unifin Financiera SAPI de CV SOFOM ENR (Mexico) †	10,605	33,526

WageWorks, Inc. †	85	3,616

1,069,835
Food (1.9%)
Bunge, Ltd.	5,078	338,246

Cal-Maine Foods, Inc.	204	11,120

ConAgra Foods, Inc.	3,762	153,979

Distribuidora Internacional de Alimentacion SA (Spain)	3,820	24,148

Farmer Bros. Co. †	147	4,297

Gruma SAB de CV Class B (Mexico)	2,935	42,709

John B. Sanfilippo & Son, Inc.	374	21,524

Mondelez International, Inc. Class A	1,642	71,690

Nestle SA (Switzerland)	1,282	95,136

Pinnacle Foods, Inc.	1,943	84,598

Sanderson Farms, Inc.	121	9,052

Uni-President Enterprises Corp. (Taiwan)	11,000	18,134

WH Group, Ltd. 144A (Hong Kong) †	92,500	47,627

X5 Retail Group NV GDR (Russia) †	1,832	41,403

963,663
Forest products and packaging (0.8%)
Amcor, Ltd. (Australia)	5,017	48,968

Domtar Corp. (Canada)	243	9,985

Graphic Packaging Holding Co.	5,068	69,280

KapStone Paper and Packaging Corp.	451	10,946

Mondi PLC (South Africa)	907	21,092

Sealed Air Corp.	3,099	140,571

Suzano Papel e Celulose SA Ser. A (Preference) (Brazil)	3,458	16,982

UPM-Kymmene OYJ (Finland)	2,852	54,450

Weyerhaeuser Co. R	751	24,160

396,434
Gaming and lottery (0.1%)
Aristocrat Leisure, Ltd. (Australia)	3,698	25,435

Penn National Gaming, Inc. †	575	9,171

TABCORP Holdings, Ltd. (Australia)	2,604	8,627

43,233
Health-care services (3.6%)
Aetna, Inc.	1,398	143,645

AmerisourceBergen Corp.	4,709	464,496

AmSurg Corp. †	175	14,711

Anthem, Inc.	3,110	405,482

Cardinal Health, Inc.	3,062	265,935

Centene Corp. †	2,691	155,405

Charles River Laboratories International, Inc. †	844	64,625

Chemed Corp.	214	33,061

Health Net, Inc. †	263	16,637

HealthEquity, Inc. †	262	8,646

HealthSouth Corp.	354	12,457

Kindred Healthcare, Inc.	369	4,926

Mediclinic International, Ltd. (South Africa)	2,367	18,830

28 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.2%)* cont.	Shares	Value

Health-care services cont.
Medipal Holdings Corp. (Japan)	5,700	$99,969

Molina Healthcare, Inc. †	40	2,410

Omega Healthcare Investors, Inc. R	475	16,359

Portola Pharmaceuticals, Inc. †	80	3,969

Providence Service Corp. (The) †	207	10,023

Select Medical Holdings Corp.	936	11,298

Suzuken Co., Ltd. (Japan)	1,700	66,413

Threshold Pharmaceuticals, Inc. †	700	2,443

Triple-S Management Corp. Class B (Puerto Rico) †	250	6,610

WellCare Health Plans, Inc. †	57	4,701

1,833,051
Homebuilding (0.1%)
Taylor Wimpey PLC (United Kingdom)	8,076	23,670

Thor Industries, Inc.	411	23,805

47,475
Household furniture and appliances (0.1%)
Conn’s, Inc. †	297	7,921

Coway Co., Ltd. (South Korea)	232	16,935

Ethan Allen Interiors, Inc.	584	16,562

41,418
Insurance (3.6%)
Ageas (Belgium)	1,490	65,182

AIA Group, Ltd. (Hong Kong)	5,600	33,452

Allianz SE (Germany)	496	87,857

Allied World Assurance Co. Holdings AG	1,268	46,054

Allstate Corp. (The)	4,331	271,814

American Equity Investment Life Holding Co.	530	14,209

American Financial Group, Inc.	374	27,676

American International Group, Inc.	316	20,091

Amtrust Financial Services, Inc.	274	17,128

Aspen Insurance Holdings, Ltd.	543	27,432

AXA SA (France)	2,871	77,684

BB Seguridade Participacoes SA (Brazil)	3,700	24,836

Cathay Financial Holding Co., Ltd. (Taiwan)	12,000	16,751

CNO Financial Group, Inc.	565	11,430

CNP Assurances (France)	4,024	56,036

Dongbu Insurance Co., Ltd. (South Korea)	436	23,380

Employers Holdings, Inc.	716	19,626

Essent Group, Ltd. †	198	4,895

Federated National Holding Co.	707	20,213

Genworth Financial, Inc. Class A †	12,226	61,741

HCI Group, Inc.	307	12,013

Heritage Insurance Holdings, Inc. †	713	16,014

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	904	26,449

Maiden Holdings, Ltd. (Bermuda)	463	7,135

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	164	33,052

NN Group NV (Netherlands)	1,082	36,959

Prudential Financial, Inc.	5,143	445,127

Dynamic Asset Allocation Equity Fund 29

COMMON STOCKS (92.2%)* cont.	Shares	Value

Insurance cont.
Reinsurance Group of America, Inc.	410	$37,671

Swiss Life Holding AG (Switzerland)	173	43,635

Swiss Re AG (Switzerland)	1,277	121,699

United Insurance Holdings Corp.	1,014	19,205

Validus Holdings, Ltd.	629	29,676

Voya Financial, Inc.	2,478	100,855

1,856,977
Investment banking/Brokerage (0.2%)
Alexander Forbes Group Holdings, Ltd. (South Africa)	18,246	8,267

Daiwa Securities Group, Inc. (Japan)	2,000	12,949

Deutsche Bank AG (Germany)	1,112	28,556

Investor AB Class B (Sweden)	1,671	63,684

Oppenheimer Holdings, Inc. Class A	298	5,334

118,790
Leisure (0.1%)
Brunswick Corp.	214	11,263

Malibu Boats, Inc. Class A †	541	8,396

MCBC Holdings, Inc. †	476	6,831

Smith & Wesson Holding Corp. †	878	16,103

42,593
Lodging/Tourism (0.8%)
Central Plaza Hotel PCL (Thailand)	14,100	17,802

Hilton Worldwide Holdings, Inc.	12,677	294,360

Marcus Corp.	348	6,925

SJM Holdings, Ltd. (Hong Kong)	19,000	14,053

Wyndham Worldwide Corp.	1,285	97,557

430,697
Machinery (1.2%)
AGCO Corp.	1,540	77,400

Altra Industrial Motion Corp.	340	9,527

Hyster-Yale Materials Holdings, Inc.	73	4,222

Kadant, Inc.	233	10,091

Mitsubishi Electric Corp. (Japan)	7,000	77,594

Roper Technologies, Inc.	1,775	343,445

Sandvik AB (Sweden)	5,985	61,999

THK Co., Ltd. (Japan)	1,700	33,923

618,201
Manufacturing (0.9%)
AZZ, Inc.	124	7,383

Carlisle Cos., Inc.	449	39,714

Chase Corp.	105	4,662

Fabrinet (Thailand) †	1,207	28,884

Greenbrier Cos., Inc. (The)	205	6,945

IDEX Corp.	1,268	99,918

Ingersoll-Rand PLC	1,708	100,208

Leggett & Platt, Inc.	1,722	80,245

MasTec, Inc. †	1,084	22,146

Samchuly Bicycle Co., Ltd. (South Korea)	1,152	17,431

Standex International Corp.	107	9,563

Trinseo SA † S	805	22,991

		440,090

30 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.2%)* cont.	Shares	Value

Media (0.7%)
Lagardere SCA (France)	2,185	$64,478

Naspers, Ltd. Class N (South Africa)	457	68,121

Viacom, Inc. Class B	4,046	201,450

334,049
Medical technology (0.9%)
Accuray, Inc. †	621	4,372

Alere, Inc. †	526	21,708

AtriCure, Inc. †	250	5,370

C.R. Bard, Inc.	1,139	212,788

Cepheid †	68	2,444

CHC Healthcare Group (Taiwan)	9,000	17,957

Conmed Corp.	218	9,265

Entellus Medical, Inc. †	162	2,825

Globus Medical, Inc. Class A †	263	7,135

Greatbatch, Inc. †	329	19,095

Hologic, Inc. †	937	37,808

ICU Medical, Inc. †	238	26,999

Insulet Corp. †	197	7,208

MiMedx Group, Inc. †	586	5,251

Myriad Genetics, Inc. †	116	5,046

OraSure Technologies, Inc. †	1,716	10,725

RadNet, Inc. †	888	5,506

Rockwell Medical, Inc. † S	1,109	13,452

Spectranetics Corp. (The) †	284	3,928

STAAR Surgical Co. †	443	3,717

STERIS PLC (United Kingdom)	79	6,034

Surgical Care Affiliates, Inc. †	384	14,273

TransEnterix, Inc. †	1,791	4,710

West Pharmaceutical Services, Inc.	286	18,032

Zeltiq Aesthetics, Inc. †	292	8,871

474,519
Metals (0.5%)
ArcelorMittal SA (France)	2,901	14,228

Catcher Technology Co., Ltd. (Taiwan)	3,000	28,954

EVA Precision Industrial Holdings, Ltd. (Hong Kong)	118,000	25,883

Fortescue Metals Group, Ltd. (Australia) S	15,372	21,689

Glencore PLC (United Kingdom)	11,641	16,956

Mitsubishi Materials Corp. (Japan)	12,000	42,450

NN, Inc.	557	9,497

Rio Tinto PLC (United Kingdom)	763	25,379

ThyssenKrupp AG (Germany)	2,831	60,256

voestalpine AG (Austria)	562	18,288

263,580
Miscellaneous (—%)
Orica, Ltd. (Australia)	775	8,836

8,836
Natural gas utilities (0.6%)
AGL Resources, Inc.	756	47,303

Centrica PLC (United Kingdom)	8,906	29,254

Dynamic Asset Allocation Equity Fund 31

COMMON STOCKS (92.2%)* cont.	Shares	Value

Natural gas utilities cont.
ENI SpA (Italy)	4,170	$67,938

UGI Corp.	5,079	176,089

320,584
Office equipment and supplies (0.1%)
Avery Dennison Corp.	1,022	67,411

67,411
Oil and gas (4.0%)
Bharat Petroleum Corp., Ltd. (India)	1,696	22,928

BP PLC (United Kingdom)	20,479	118,824

Callon Petroleum Co. †	1,901	18,040

CVR Energy, Inc. S	910	43,453

Delek US Holdings, Inc.	294	8,141

Diamondback Energy, Inc. †	56	4,369

EP Energy Corp. Class A †	664	3,758

Exxon Mobil Corp.	215	17,557

Gulfport Energy Corp. †	144	3,660

Hess Corp.	295	17,405

Northern Oil and Gas, Inc. † S	1,117	5,730

Occidental Petroleum Corp.	7,693	581,514

OMV AG (Austria)	3,626	103,496

Questar Corp.	1,047	19,841

Repsol YPF SA (Spain)	2,202	28,721

Royal Dutch Shell PLC Class A (United Kingdom)	2,573	63,669

Royal Dutch Shell PLC Class B (United Kingdom)	2,345	58,345

SM Energy Co.	172	5,052

Statoil ASA (Norway)	6,330	97,894

Stone Energy Corp. †	242	1,764

Tesoro Corp.	1,043	120,122

Total SA (France)	1,687	83,773

Valero Energy Corp.	8,353	600,247

Whiting Petroleum Corp. †	129	2,130

Woodside Petroleum, Ltd. (Australia)	1,692	36,962

2,067,395
Pharmaceuticals (4.3%)
ACADIA Pharmaceuticals, Inc. †	218	8,273

Akorn, Inc. †	165	5,495

Anacor Pharmaceuticals, Inc. †	49	5,720

Astellas Pharma, Inc. (Japan)	3,900	54,969

AstraZeneca PLC (United Kingdom)	1,407	95,412

Aurobindo Pharma, Ltd. (India)	3,154	38,280

Biospecifics Technologies Corp. †	109	5,281

Carbylan Therapeutics, Inc. †	369	1,472

Cardiome Pharma Corp. (Canada) †	2,158	19,185

Catalent, Inc. †	192	5,347

Chimerix, Inc. †	79	3,192

Depomed, Inc. †	174	3,383

DexCom, Inc. †	140	11,903

Eagle Pharmaceuticals, Inc. †	76	6,965

GlaxoSmithKline PLC (United Kingdom)	3,856	78,721

32 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.2%)* cont.	Shares	Value

Pharmaceuticals cont.
Hikma Pharmaceuticals PLC (United Kingdom)	409	$13,336

Hua Han Bio-Pharmaceutical Holdings, Ltd. (China) S	80,000	11,393

Immune Design Corp. †	172	3,600

Impax Laboratories, Inc. †	80	3,525

Inotek Pharmaceuticals Corp. †	413	4,952

Insys Therapeutics, Inc. †	265	8,443

Jazz Pharmaceuticals PLC †	307	45,003

Lannett Co., Inc. †	460	17,002

Merck KGaA (Germany)	345	35,336

Novartis AG (Switzerland)	1,114	95,229

Novo Nordisk A/S Class B (Denmark)	1,519	83,683

Ophthotech Corp. †	144	9,154

OPKO Health, Inc. † S	7,184	78,593

Otsuka Holdings Company, Ltd. (Japan)	300	9,954

Pacira Pharmaceuticals, Inc. †	139	9,000

Pfizer, Inc.	23,133	758,068

POZEN, Inc. †	1,640	12,448

Prestige Brands Holdings, Inc. †	173	8,804

Richter Gedeon Nyrt (Hungary)	1,139	21,639

Roche Holding AG-Genusschein (Switzerland)	462	123,712

Sanofi (France)	1,692	150,845

Shionogi & Co., Ltd. (Japan)	500	22,057

Shire PLC (United Kingdom)	441	30,858

Sucampo Pharmaceuticals, Inc. Class A †	468	8,026

Supernus Pharmaceuticals, Inc. †	279	4,509

TESARO, Inc. †	205	10,463

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	729	45,876

Trevena, Inc. †	341	4,293

uniQure NV (Netherlands) †	178	3,343

Zoetis, Inc.	4,482	209,309

2,186,051
Power producers (0.1%)
Concord New Energy Group, Ltd. (China)	410,000	26,387

26,387
Publishing (0.3%)
News Corp. Class A	3,618	51,918

Toppan Printing Co., Ltd. (Japan)	5,000	43,899

Wolters Kluwer NV (Netherlands)	1,074	37,111

132,928
Railroads (0.1%)
Aurizon Holdings, Ltd. (Australia)	5,083	20,431

Central Japan Railway Co. (Japan)	200	35,753

56,184
Real estate (3.5%)
AG Mortgage Investment Trust, Inc. R	125	1,848

Agree Realty Corp. R	239	8,016

American Capital Agency Corp. R	3,555	63,812

Annaly Capital Management, Inc. R	12,362	118,428

Apollo Commercial Real Estate Finance, Inc. R	346	6,072

Apollo Residential Mortgage, Inc. R	579	7,515

Dynamic Asset Allocation Equity Fund 33

COMMON STOCKS (92.2%)* cont.	Shares	Value

Real estate cont.
Arbor Realty Trust, Inc. R	1,351	$9,295

Arlington Asset Investment Corp. Class A	150	2,088

ARMOUR Residential REIT, Inc. R	84	1,775

Ashford Hospitality Prime, Inc. R	32	454

Ashford Hospitality Trust, Inc. R	822	5,779

Brandywine Realty Trust R	514	7,073

Brixmor Property Group, Inc. R	1,214	30,484

Campus Crest Communities, Inc. R	1,099	7,363

CBL & Associates Properties, Inc. R	315	4,117

CBRE Group, Inc. Class A †	10,424	390,587

Chimera Investment Corp. R	1,857	26,165

China Overseas Land & Investment, Ltd. (China)	10,000	33,049

China Vanke Co., Ltd. (China)	12,800	31,905

Communications Sales & Leasing, Inc. R	826	16,066

Community Healthcare Trust, Inc. R	372	6,964

CYS Investments, Inc. R	424	3,214

Dexus Property Group (Australia) R	6,753	37,595

Emaar Properties PJSC (United Arab Emirates)	11,144	17,508

EPR Properties R	127	7,117

Equity Lifestyle Properties, Inc. R	401	25,014

First Industrial Realty Trust R	267	6,101

General Growth Properties R	10,605	270,109

Hersha Hospitality Trust R	232	5,478

Invesco Mortgage Capital, Inc. R	203	2,724

Investors Real Estate Trust R	620	5,065

Jones Lang LaSalle, Inc.	922	153,163

Kawasan Industri Jababeka Tbk PT (Indonesia)	921,347	13,889

Kerry Properties, Ltd. (Hong Kong)	12,000	33,823

KWG Property Holding, Ltd. (China)	26,000	18,534

Lexington Realty Trust R	1,191	10,231

LTC Properties, Inc. R	290	12,363

Macquarie Mexico Real Estate Management SA de CV (Mexico) R	16,071	21,269

MFA Financial, Inc. R	6,005	41,915

National Health Investors, Inc. R	298	17,996

New World Development Co., Ltd. (Hong Kong)	46,000	46,120

Nomura Real Estate Holdings, Inc. (Japan)	500	9,802

One Liberty Properties, Inc. R	281	6,278

Persimmon PLC (United Kingdom)	1,652	47,647

Post Properties, Inc. R	104	6,132

Ramco-Gershenson Properties Trust R	345	5,820

Scentre Group (Australia) R	5,394	15,565

Select Income REIT R	219	4,498

Summit Hotel Properties, Inc. R	756	10,077

Two Harbors Investment Corp. R	8,221	69,879

Universal Health Realty Income Trust R	58	3,056

Wheelock and Co., Ltd. (Hong Kong)	15,000	64,828

		1,771,665

34 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.2%)* cont.	Shares	Value

Regional Bells (—%)
Cincinnati Bell, Inc. †	2,986	$11,257

Frontier Communications Corp.	1,856	9,261

20,518
Restaurants (0.1%)
Brinker International, Inc.	257	11,724

Papa John’s International, Inc.	127	7,300

Sonic Corp.	380	11,043

30,067
Retail (7.4%)
Amazon.com, Inc. †	357	237,334

Ascena Retail Group, Inc. †	777	8,803

BGF retail Co., Ltd. (South Korea)	240	36,938

Big Lots, Inc.	300	13,497

Caleres, Inc.	411	11,549

Children’s Place, Inc. (The)	139	6,716

Coach, Inc.	275	8,737

CVS Health Corp.	6,146	578,277

DSW, Inc. Class A	320	7,347

Express, Inc. †	609	10,195

GNC Holdings, Inc. Class A	274	8,168

Harvey Norman Holdings, Ltd. (Australia)	10,432	30,871

Home Depot, Inc. (The)	6,155	824,031

Hyundai Department Store Co., Ltd. (South Korea)	150	16,361

Industria de Diseno Textil SA (Inditex) (Spain)	1,427	51,352

J Sainsbury PLC (United Kingdom)	8,498	32,483

KAR Auction Services, Inc.	2,341	88,794

Kingfisher PLC (United Kingdom)	17,192	91,505

Koninklijke Ahold NV (Netherlands)	4,343	94,479

Kroger Co. (The)	5,406	203,590

Liberty Interactive Corp. Class A †	4,150	109,892

Lowe’s Cos., Inc.	6,277	480,818

Macy’s, Inc.	3,066	119,819

Marks & Spencer Group PLC (United Kingdom)	8,619	65,230

Men’s Wearhouse, Inc. (The)	271	5,417

METRO AG (Germany)	648	21,607

Next PLC (United Kingdom)	132	15,745

NIKE, Inc. Class B	3,817	504,913

Nutraceutical International Corp. †	173	4,322

Poya International Co., Ltd. (Taiwan)	3,000	30,009

Puregold Price Club, Inc. (Philippines)	22,200	16,158

Shimamura Co., Ltd. (Japan)	200	24,409

Steven Madden, Ltd. †	130	4,147

Truworths International, Ltd. (South Africa)	2,467	16,129

Vista Outdoor, Inc. †	98	4,317

Wolverine World Wide, Inc.	384	6,985

Woolworths, Ltd. (Australia)	619	10,627

		3,801,571

Dynamic Asset Allocation Equity Fund 35

COMMON STOCKS (92.2%)* cont.	Shares	Value

Schools (—%)
Bright Horizons Family Solutions, Inc. †	139	$9,220

Grand Canyon Education, Inc. †	322	12,758

ITT Educational Services, Inc. †	179	618

22,596
Semiconductor (0.8%)
Advanced Energy Industries, Inc. †	590	17,210

Cypress Semiconductor Corp. †	1,641	17,756

Integrated Device Technology, Inc. †	169	4,739

Maxim Integrated Products, Inc.	4,523	175,357

Power Integrations, Inc.	116	5,997

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	20,000	85,873

Teradyne, Inc.	5,575	115,849

422,781
Shipping (1.3%)
Aegean Marine Petroleum Network, Inc. (Greece)	1,069	10,070

AP Moeller — Maersk A/S (Denmark)	49	74,808

DHT Holdings, Inc. (Bermuda)	686	5,145

Scorpio Tankers, Inc.	931	8,053

Swift Transportation Co. †	741	11,834

United Parcel Service, Inc. Class B	4,491	462,618

Yangzijiang Shipbuilding Holdings, Ltd. (China)	99,500	77,331

649,859
Software (2.8%)
2U, Inc. †	251	6,054

Amdocs, Ltd.	2,694	152,400

Glu Mobile, Inc. †	1,738	5,874

GungHo Online Entertainment, Inc. (Japan) S	12,200	37,727

IntraLinks Holdings, Inc. †	363	3,713

Intuit, Inc.	2,658	266,332

Manhattan Associates, Inc. †	125	9,575

Microsoft Corp.	2,151	116,907

MobileIron, Inc. †	539	2,339

NetEase, Inc. ADR (China)	170	28,332

Nexon Co., Ltd. (Japan)	1,700	27,012

Oracle Corp.	11,893	463,470

Proofpoint, Inc. †	158	11,583

PROS Holdings, Inc. †	186	4,574

Qlik Technologies, Inc. †	145	4,612

Rovi Corp. †	363	4,287

Symantec Corp.	9,083	177,845

SYNNEX Corp.	137	12,915

Tencent Holdings, Ltd. (China)	4,900	97,288

Veeva Systems, Inc. Class A †	217	6,263

1,439,102
Staffing (0.1%)
Barrett Business Services, Inc.	81	3,617

Kforce, Inc.	496	13,362

Korn/Ferry International	256	9,421

Monster Worldwide, Inc. †	2,515	16,197

On Assignment, Inc. †	215	10,036

36 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.2%)* cont.	Shares	Value

Staffing cont.
Paylocity Holding Corp. †	106	$4,658

Team Health Holdings, Inc. †	87	4,797

62,088
Technology (—%)
CACI International, Inc. Class A †	65	6,517

Tech Data Corp. †	87	5,886

12,403
Technology services (4.1%)
Alibaba Group Holding, Ltd. ADR (China) †	418	35,145

Alphabet, Inc. Class A †	1,173	894,823

AtoS (France)	166	13,591

Barracuda Networks, Inc. †	226	4,301

Computer Sciences Corp.	3,937	123,346

CSG Systems International, Inc.	390	13,935

CSRA, Inc. †	3,937	124,055

Dun & Bradstreet Corp. (The)	133	14,336

eBay, Inc. †	19,072	564,340

Engility Holdings, Inc.	404	13,978

Genpact, Ltd. †	838	21,118

Leidos Holdings, Inc.	3,076	178,193

MAXIMUS, Inc.	89	5,051

NCSoft Corp. (South Korea)	145	27,822

Perficient, Inc. †	430	7,516

Tyler Technologies, Inc. †	64	11,420

Web.com Group, Inc. †	605	14,647

Yandex NV Class A (Russia) †	1,475	24,529

2,092,146
Telecommunications (2.0%)
Bharti Infratel, Ltd. (India)	2,618	15,080

BT Group PLC (United Kingdom)	11,560	86,434

CalAmp Corp. †	654	12,086

China Mobile, Ltd. (China)	8,500	97,547

Cogent Communications Holdings, Inc.	262	8,793

Idea Cellular, Ltd. (India)	12,778	27,056

Inteliquent, Inc.	530	10,181

Iridium Communications, Inc. †	624	5,098

Juniper Networks, Inc.	10,400	313,352

NeuStar, Inc. Class A †	238	5,998

NTT DoCoMo, Inc. (Japan)	3,000	56,998

Orange SA (France)	3,140	54,275

SBA Communications Corp. Class A †	1,941	204,116

ShoreTel, Inc. †	745	7,644

Spok Holdings, Inc.	309	5,707

Telenor ASA (Norway)	1,761	30,699

Telstra Corp., Ltd. (Australia)	11,995	46,600

Ubiquiti Networks, Inc. †	128	4,466

Vodafone Group PLC (United Kingdom)	8,010	27,053

		1,019,183

Dynamic Asset Allocation Equity Fund 37

COMMON STOCKS (92.2%)* cont.	Shares	Value

Telephone (1.1%)
Deutsche Telekom AG (Germany)	3,641	$67,148

IDT Corp. Class B	256	3,197

KDDI Corp. (Japan)	1,200	29,835

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	1,500	55,746

Verizon Communications, Inc.	8,848	402,142

558,068
Textiles (0.5%)
Carter’s, Inc.	1,695	146,160

G&K Services, Inc. Class A	144	9,600

Oxford Industries, Inc.	123	8,357

Taiwan Paiho, Ltd. (Taiwan)	10,000	22,416

Top Glove Corp. Bhd (Malaysia)	13,000	29,585

Welspun India, Ltd. (India)	1,344	17,548

233,666
Tire and rubber (0.4%)
Cie Generale des Etablissements Michelin (France)	735	73,696

Continental AG (Germany)	457	110,426

Cooper Tire & Rubber Co.	405	17,006

201,128
Tobacco (0.5%)
Altria Group, Inc.	1,369	78,854

British American Tobacco PLC (United Kingdom)	810	47,187

Imperial Tobacco Group PLC (United Kingdom)	1,318	71,223

Japan Tobacco, Inc. (Japan)	700	25,108

Swedish Match AB (Sweden)	1,574	54,303

276,675
Transportation services (0.3%)
ComfortDelgro Corp., Ltd. (Singapore)	24,100	49,963

Deutsche Post AG (Germany)	1,267	37,034

Matson, Inc.	105	5,430

Royal Mail PLC (United Kingdom)	6,590	48,246

TAV Havalimanlari Holding AS (Turkey)	1,944	14,040

Universal Truckload Services, Inc.	36	585

XPO Logistics, Inc. †	161	4,911

160,209
Trucks and parts (0.5%)
Allison Transmission Holdings, Inc.	5,959	166,614

American Axle & Manufacturing Holdings, Inc. †	632	14,384

Cooper-Standard Holding, Inc. †	182	13,457

Douglas Dynamics, Inc.	171	3,977

Miller Industries, Inc.	282	6,190

S&T Motiv Co., Ltd. (South Korea)	304	20,723

Wabash National Corp. †	1,182	15,331

240,676
Water Utilities (0.1%)
China Water Affairs Group, Ltd. (China)	50,000	25,773

		25,773

Total common stocks (cost $43,258,109)		$47,117,465

38 Dynamic Asset Allocation Equity Fund

INVESTMENT COMPANIES (3.6%)*	Shares	Value

Hercules Technology Growth Capital, Inc.	481	$5,565

Medley Capital Corp.	1,036	7,791

Solar Capital, Ltd.	412	7,498

SPDR S&P 500 ETF Trust	7,585	1,582,914

SPDR S&P MidCap 400 ETF Trust S	810	215,638

Total investment companies (cost $1,753,788)		$1,819,406

WARRANTS (0.2%)* †	Expiration	Strike
	date	price	Warrants	Value

Al Tayyar Travel Group Holding Co. 144A
(Saudi Arabia)	5/24/18	$0.00	1,183	$20,054

Gree Electric Appliances, Inc. of Zhuhai
144A (China)	6/24/16	0.00	6,300	18,049

Kweichow Moutai Co., Ltd. 144A (China)	4/13/16	0.00	500	16,748

Qingdao Haier Co., Ltd. 144A (China)	3/16/17	0.00	8,700	13,615

Wuliangye Yibin Co., Ltd. 144A (China)	4/15/16	0.00	4,300	16,150

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	6/29/17	0.00	7,407	24,404

Total warrants (cost $125,142)				$109,020

SHORT-TERM INVESTMENTS (6.0%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.27% [d]	Shares	831,603	$831,603

Putnam Short Term Investment Fund 0.16% L	Shares	2,065,151	2,065,151

U.S. Treasury Bills 0.07%, April 7, 2016 #		$136,000	135,968

U.S. Treasury Bills 0.03%, February 4, 2016		30,000	29,998

Total short-term investments (cost $3,062,720)			$3,062,720

TOTAL INVESTMENTS

Total investments (cost $48,199,759)			$52,108,611

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipts
OAO	Open Joint Stock Company
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2015 through November 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $51,128,735.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Dynamic Asset Allocation Equity Fund 39

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $87,637 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	76.5%	Australia	0.7%

Japan	4.2	Spain	0.7

United Kingdom	3.2	Sweden	0.6

France	2.0	Denmark	0.5

Germany	1.7	Hong Kong	0.5

China	1.6	India	0.5

Switzerland	1.4	Netherlands	0.5

South Korea	1.0	Other	3.6

Taiwan	0.8	Total	100.0%

FORWARD CURRENCY CONTRACTS at 11/30/15 (aggregate face value $11,652,593) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	British Pound	Buy	12/16/15	$24,851	$25,139	$(288)

	British Pound	Sell	12/16/15	24,851	24,925	74

	Canadian Dollar	Sell	1/20/16	21,266	21,440	174

	Euro	Buy	12/16/15	266,982	286,206	(19,224)

	Euro	Sell	12/16/15	266,982	267,874	892

	Japanese Yen	Sell	2/17/16	24,593	25,108	515

	Mexican Peso	Buy	1/20/16	53,213	51,656	1,557

	New Taiwan Dollar	Sell	2/17/16	5,923	5,933	10

	New Zealand Dollar	Buy	1/20/16	24,538	24,146	392

	Norwegian Krone	Buy	12/16/15	43,774	44,321	(547)

	Norwegian Krone	Sell	12/16/15	43,774	45,264	1,490

	Swedish Krona	Buy	12/16/15	57,204	59,328	(2,124)

	Swedish Krona	Sell	12/16/15	57,204	58,896	1,692

40 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 11/30/15 (aggregate face value $11,652,593) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	Australian Dollar	Sell	1/20/16	$1,659	$1,115	$(544)

	British Pound	Buy	12/16/15	36,448	37,042	(594)

	British Pound	Sell	12/16/15	36,448	36,467	19

	Canadian Dollar	Buy	1/20/16	24,261	24,749	(488)

	Euro	Sell	12/16/15	156,849	152,161	(4,688)

	Hong Kong Dollar	Sell	2/17/16	12,387	12,391	4

	Mexican Peso	Buy	1/20/16	31,495	30,539	956

	New Zealand Dollar	Buy	1/20/16	37,594	36,190	1,404

	Norwegian Krone	Buy	12/16/15	44,314	47,145	(2,831)

	Norwegian Krone	Sell	12/16/15	44,314	46,586	2,272

	Singapore Dollar	Sell	2/17/16	55,574	55,951	377

	Swedish Krona	Buy	12/16/15	70,120	74,159	(4,039)

	Swedish Krona	Sell	12/16/15	70,120	71,394	1,274

	Swiss Franc	Buy	12/16/15	162,658	172,349	(9,691)

	Swiss Franc	Sell	12/16/15	162,658	163,395	737

Citibank, N.A.
	British Pound	Buy	12/16/15	6,024	6,028	(4)

	British Pound	Sell	12/16/15	6,024	6,122	98

	Canadian Dollar	Buy	1/20/16	24,785	24,935	(150)

	Danish Krone	Sell	12/16/15	31,258	32,932	1,674

	Euro	Buy	12/16/15	76,205	76,728	(523)

	Euro	Sell	12/16/15	76,205	78,445	2,240

	Japanese Yen	Buy	2/17/16	101	263	(162)

	Mexican Peso	Buy	1/20/16	50,056	48,700	1,356

	New Zealand Dollar	Buy	1/20/16	24,734	24,724	10

	Norwegian Krone	Buy	12/16/15	14,507	15,297	(790)

	Norwegian Krone	Sell	12/16/15	14,507	14,547	40

	Swedish Krona	Buy	12/16/15	46,100	45,907	193

	Swedish Krona	Sell	12/16/15	46,100	47,891	1,791

Credit Suisse International
	Australian Dollar	Buy	1/20/16	16,015	15,572	443

	British Pound	Buy	12/16/15	137,060	139,059	(1,999)

	Canadian Dollar	Buy	1/20/16	22,314	22,544	(230)

	Chinese Yuan
	(Offshore)	Sell	2/17/16	121,714	123,206	1,492

	Euro	Buy	12/16/15	144,800	145,295	(495)

	Euro	Sell	12/16/15	144,800	153,925	9,125

	Indian Rupee	Sell	2/17/16	3,621	3,303	(318)

	Japanese Yen	Buy	2/17/16	229,548	234,367	(4,819)

	New Zealand Dollar	Buy	1/20/16	6,495	6,306	189

	Norwegian Krone	Sell	12/16/15	33,086	34,562	1,476

Dynamic Asset Allocation Equity Fund 41

FORWARD CURRENCY CONTRACTS at 11/30/15 (aggregate face value $11,652,593) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.
	Swedish Krona	Buy	12/16/15	$109,280	$112,514	$(3,234)

	Swedish Krona	Sell	12/16/15	109,280	108,819	(461)

	Swiss Franc	Buy	12/16/15	131,235	141,085	(9,850)

Deutsche Bank AG
	British Pound	Buy	12/16/15	15,362	15,612	(250)

	British Pound	Sell	12/16/15	15,362	15,370	8

	Czech Koruna	Sell	12/16/15	44,365	47,177	2,812

	Euro	Buy	12/16/15	294,462	314,676	(20,214)

	Euro	Sell	12/16/15	294,462	299,146	4,684

	Norwegian Krone	Buy	12/16/15	3,267	3,444	(177)

	Norwegian Krone	Sell	12/16/15	3,267	3,277	10

	Polish Zloty	Buy	12/16/15	47,372	49,290	(1,918)

	Polish Zloty	Sell	12/16/15	47,372	50,292	2,920

	Swedish Krona	Buy	12/16/15	32,037	31,903	134

	Swedish Krona	Sell	12/16/15	32,037	33,293	1,256

Goldman Sachs International
	Australian Dollar	Buy	1/20/16	4,977	4,840	137

	British Pound	Buy	12/16/15	40,063	40,719	(656)

	British Pound	Sell	12/16/15	40,063	40,078	15

	Canadian Dollar	Buy	1/20/16	33,921	34,550	(629)

	Euro	Buy	12/16/15	150,507	151,803	(1,296)

	Euro	Sell	12/16/15	150,507	161,437	10,930

	Norwegian Krone	Sell	12/16/15	21,536	23,416	1,880

	Swedish Krona	Buy	12/16/15	25,407	26,202	(795)

	Swedish Krona	Sell	12/16/15	25,407	25,298	(109)

HSBC Bank USA, National Association
	British Pound	Buy	12/16/15	198,356	198,270	86

	Euro	Buy	12/16/15	634	680	(46)

	Euro	Sell	12/16/15	634	636	2

	Japanese Yen	Buy	2/17/16	62,163	63,469	(1,306)

	Swedish Krona	Buy	12/16/15	72,678	73,493	(815)

	Swedish Krona	Sell	12/16/15	72,678	75,530	2,852

JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	1/20/16	1,298	1,329	31

	British Pound	Buy	12/16/15	96,241	97,420	(1,179)

	British Pound	Sell	12/16/15	96,241	96,703	462

	Canadian Dollar	Sell	1/20/16	150	239	89

	Euro	Sell	12/16/15	827,528	884,555	57,027

	Indian Rupee	Buy	2/17/16	43,681	44,201	(520)

	Japanese Yen	Sell	2/17/16	666,692	680,871	14,179

	Mexican Peso	Buy	1/20/16	12,909	12,904	5

	New Taiwan Dollar	Sell	2/17/16	47,609	47,685	76

	New Zealand Dollar	Buy	1/20/16	34,182	33,183	999

42 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 11/30/15 (aggregate face value $11,652,593) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.
	Norwegian Krone	Buy	12/16/15	$72,166	$75,901	$(3,735)

	Norwegian Krone	Sell	12/16/15	72,166	75,791	3,625

	Singapore Dollar	Buy	2/17/16	30,332	30,528	(196)

	Swedish Krona	Buy	12/16/15	64,958	65,776	(818)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Sell	1/20/16	25,464	25,321	(143)

	British Pound	Buy	12/16/15	59,341	59,797	(456)

	British Pound	Sell	12/16/15	59,341	59,889	548

	Canadian Dollar	Buy	1/20/16	43,131	44,672	(1,541)

	Euro	Sell	12/16/15	88,360	92,437	4,077

	Japanese Yen	Buy	2/17/16	48,647	49,431	(784)

	New Zealand Dollar	Sell	1/20/16	50,190	48,879	(1,311)

	Norwegian Krone	Buy	12/16/15	9,871	9,899	(28)

	Norwegian Krone	Sell	12/16/15	9,871	10,376	505

	Swedish Krona	Sell	12/16/15	5,082	5,648	566

State Street Bank and Trust Co.
	British Pound	Buy	12/16/15	31,779	31,792	(13)

	British Pound	Sell	12/16/15	31,779	32,296	517

	Canadian Dollar	Buy	1/20/16	33,846	34,477	(631)

	Euro	Buy	12/16/15	577,404	585,669	(8,265)

	Euro	Sell	12/16/15	577,404	614,509	37,105

	Hungarian Forint	Buy	12/16/15	48,758	50,879	(2,121)

	Hungarian Forint	Sell	12/16/15	48,758	49,704	946

	Japanese Yen	Sell	2/17/16	121,999	124,564	2,565

	Norwegian Krone	Buy	12/16/15	12,885	12,925	(40)

	Norwegian Krone	Sell	12/16/15	12,885	13,584	699

	Swedish Krona	Buy	12/16/15	22,746	22,656	90

	Swedish Krona	Sell	12/16/15	22,746	23,638	892

UBS AG
	Australian Dollar	Buy	1/20/16	261,066	254,255	6,811

	British Pound	Buy	12/16/15	166,577	169,282	(2,705)

	British Pound	Sell	12/16/15	166,577	166,656	79

	Canadian Dollar	Sell	1/20/16	143,096	144,827	1,731

	Euro	Buy	12/16/15	359,992	383,174	(23,182)

	Japanese Yen	Buy	2/17/16	249,039	254,056	(5,017)

	Norwegian Krone	Buy	12/16/15	18,004	18,968	(964)

	Norwegian Krone	Sell	12/16/15	18,004	18,053	49

	Swedish Krona	Buy	12/16/15	24,100	25,733	(1,633)

	Swedish Krona	Sell	12/16/15	24,100	25,025	925

	Swiss Franc	Buy	12/16/15	184,255	185,097	(842)

	Swiss Franc	Sell	12/16/15	184,255	195,330	11,075

Dynamic Asset Allocation Equity Fund 43

FORWARD CURRENCY CONTRACTS at 11/30/15 (aggregate face value $11,652,593) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

WestPac Banking Corp.
	Euro	Buy	12/16/15	$59,400	$78,791	$(19,391)

	Japanese Yen	Buy	2/17/16	229,549	234,372	(4,823)

Total						$30,723

FUTURES CONTRACTS OUTSTANDING at 11/30/15 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Long)	9	$333,289	Dec-15	$32,057

S&P 500 Index E-Mini (Long)	4	415,960	Dec-15	29,332

S&P 500 Index E-Mini (Short)	3	311,963	Dec-15	(22,017)

Total				$39,372

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/15 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
shares	5,000	$—	12/15/20	(1 month USD-	Engro Corp., Ltd.	$(1,030)
				LIBOR-BBA plus
				1.00%)

shares	500	—	12/15/20	(1 month USD-	Engro Corp., Ltd.	(103)
				LIBOR-BBA plus
				1.00%)

Total		$—				$(1,133)

44 Dynamic Asset Allocation Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$1,689,039	$426,261	$—

Capital goods	2,981,237	222,384	—

Communication services	1,369,285	328,862	—

Conglomerates	39,921	—	—

Consumer cyclicals	6,383,067	813,281	—

Consumer staples	3,446,357	340,846	—

Energy	3,121,871	59,890	—

Financials	7,868,251	1,124,110	—

Health care	5,846,238	320,992	—

Miscellaneous	—	8,836	—

Technology	6,968,390	728,710	—

Transportation	1,281,847	274,417	—

Utilities and power	1,358,982	114,391	—

Total common stocks	42,354,485	4,762,980	—

Investment companies	$1,819,406	$—	$—

Warrants	—	109,020	—

Short-term investments	2,065,151	997,569	—

Totals by level	$46,239,042	$5,869,569	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$30,723	$—

Futures contracts	39,372	—	—

Total return swap contracts	—	(1,133)	—

Totals by level	$39,372	$29,590	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 45

Statement of assets and liabilities 11/30/15 (Unaudited)

ASSETS

Investment in securities, at value, including $809,075 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $45,303,005)	$49,211,857
Affiliated issuers (identified cost $2,896,754) (Notes 1 and 5)	2,896,754

Cash	26

Foreign currency (cost $25,644) (Note 1)	24,873

Dividends, interest and other receivables	102,576

Receivable for shares of the fund sold	292,176

Receivable for investments sold	73,964

Receivable from Manager (Note 2)	21,566

Receivable for variation margin (Note 1)	13,636

Unrealized appreciation on forward currency contracts (Note 1)	207,365

Prepaid assets	4,422

Total assets	52,849,215

LIABILITIES

Payable for investments purchased	382,660

Payable for shares of the fund repurchased	180,521

Payable for custodian fees (Note 2)	66,799

Payable for investor servicing fees (Note 2)	17,999

Payable for Trustee compensation and expenses (Note 2)	4,177

Payable for administrative services (Note 2)	170

Payable for variation margin (Note 1)	12,932

Unrealized depreciation on OTC swap contracts (Note 1)	1,133

Unrealized depreciation on forward currency contracts (Note 1)	176,642

Collateral on securities loaned, at value (Note 1)	831,603

Other accrued expenses	45,844

Total liabilities	1,720,480

Net assets	$51,128,735

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$45,695,705

Undistributed net investment income (Note 1)	693,427

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	764,264

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,975,339

Total — Representing net assets applicable to capital shares outstanding	$51,128,735

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($32,859 divided by 2,789 shares)	$11.78

Offering price per class A share (100/94.25 of $11.78)*	$12.50

Net asset value, offering price and redemption price per class Y share
($51,095,876 divided by 4,336,303 shares)	$11.78

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

46 Dynamic Asset Allocation Equity Fund

Statement of operations Six months ended 11/30/15 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $11,106)	$527,978

Interest (including interest income of $1,063 from investments in affiliated issuers) (Note 5)	1,095

Securities lending (Note 1)	1,966

Total investment income	531,039

EXPENSES

Compensation of Manager (Note 2)	147,865

Investor servicing fees (Note 2)	59,343

Custodian fees (Note 2)	65,793

Trustee compensation and expenses (Note 2)	1,555

Administrative services (Note 2)	525

Auditing and tax fees	39,482

Other	20,462

Fees waived and reimbursed by Manager (Note 2)	(79,045)

Total expenses	255,980

Expense reduction (Note 2)	(1,642)

Net expenses	254,338

Net investment income	276,701

Net realized loss on investments (Notes 1 and 3)	(444,210)

Net realized loss on swap contracts (Note 1)	(7,115)

Net realized loss on futures contracts (Note 1)	(43,069)

Net realized gain on foreign currency transactions (Note 1)	19,512

Net realized gain on written options (Notes 1 and 3)	12,576

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(17,041)

Net unrealized depreciation of investments, futures contracts, swap contracts, and written
options during the period	(1,906,589)

Net loss on investments	(2,385,936)

Net decrease in net assets resulting from operations	$(2,109,235)

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 47

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 11/30/15*	Year ended 5/31/15

Operations:
Net investment income	$276,701	$358,875

Net realized gain (loss) on investments
and foreign currency transactions	(462,306)	4,238,329

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(1,923,630)	(800,053)

Net increase (decrease) in net assets resulting
from operations	(2,109,235)	3,797,151

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(611)

Class Y	—	(491,345)

Net realized short-term gain on investments

Class A	—	(1,154)

Class Y	—	(1,417,444)

From net realized long-term gain on investments
Class A	—	(2,914)

Class Y	—	(3,578,504)

Increase from capital share transactions (Note 4)	5,843,320	21,147,943

Total increase in net assets	3,734,085	19,453,122

NET ASSETS

Beginning of period	47,394,650	27,941,528

End of period (including undistributed net investment
income of $693,427 and $416,726, respectively)	$51,128,735	$47,394,650

* Unaudited.

The accompanying notes are an integral part of these financial statements.

48 Dynamic Asset Allocation Equity Fund

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Dynamic Asset Allocation Equity Fund 49

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
November 30, 2015**	$12.19	.06	(.47)	(.41)	—	—	—	$11.78	(3.36)*	$33	.51*	.54*	55*
May 31, 2015	13.08	.13	1.26	1.39	(.20)	(2.08)	(2.28)	12.19	11.69	34	1.03	.96	132
May 31, 2014	11.81	.14	2.14	2.28	(.10)	(.91)	(1.01)	13.08	19.95	39	1.08	1.08	69
May 31, 2013	10.11	.16	2.60	2.76	(.13)	(.93)	(1.06)	11.81	28.69	33	1.06	1.42	73
May 31, 2012	12.28	.13	(1.12)	(.99)	—	(1.18)	(1.18)	10.11	(7.40)	28	1.07	1.20	82
May 31, 2011	11.53	.10	2.79	2.89	(.30)	(1.84)	(2.14)	12.28	26.57	31	1.06	.86	110

Class Y
November 30, 2015**	$12.19	.06	(.47)	(.41)	—	—	—	$11.78	(3.36)*	$51,096	.51*	.55*	55*
May 31, 2015	13.09	.13	1.25	1.38	(.20)	(2.08)	(2.28)	12.19	11.59	47,361	1.03	1.04	132
May 31, 2014	11.81	.13	2.16	2.29	(.10)	(.91)	(1.01)	13.09	20.04	27,902	1.08	1.08	69
May 31, 2013	10.11	.16	2.60	2.76	(.13)	(.93)	(1.06)	11.81	28.68	24,993	1.06	1.43	73
May 31, 2012	12.28	.13	(1.12)	(.99)	—	(1.18)	(1.18)	10.11	(7.41)	18,698	1.07	1.20	82
May 31, 2011	11.53	.11	2.78	2.89	(.30)	(1.84)	(2.14)	12.28	26.57	33,597	1.06	.87	110

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

November 30, 2015	0.16%

May 31, 2015	0.50

May 31, 2014	0.57

May 31, 2013	0.76

May 31, 2012	0.75

May 31, 2011	0.49

The accompanying notes are an integral part of these financial statements.

50 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 51

Notes to financial statements 11/30/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2015 through November 30, 2015.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. The fund invests mainly in developed countries, but may invest in emerging markets. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. As of the end of the reporting period, all of the Class Y shares are held by the Putnam RetirementReady Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are

52 Dynamic Asset Allocation Equity Fund

reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign

Dynamic Asset Allocation Equity Fund 53

currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific securities, and to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or

54 Dynamic Asset Allocation Equity Fund

loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $88,522 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $831,603 and the value of securities loaned amounted to $809,075.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16%

Dynamic Asset Allocation Equity Fund 55

per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,

0.700%	of the next $5 billion,	0.530%	of the next $50 billion,

0.650%	of the next $10 billion,	0.520%	of the next $100 billion and

0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

Putnam Management has contractually agreed, through September 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $79,045 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

56 Dynamic Asset Allocation Equity Fund

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$39

Class Y	59,304

Total	$59,343

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $336 under the expense offset arrangements and by $1,306 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $34, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no money on class A redemptions.

Dynamic Asset Allocation Equity Fund 57

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$32,450,536	$26,534,974

U.S. government securities (Long-term)	—	—

Total	$32,450,536	$26,534,974

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$31,032	$12,576

Options expired	(31,032)	(12,576)

Written options outstanding at the
end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 11/30/15		Year ended 5/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	—	$—	2,694	$36,426

Shares issued in connection with
reinvestment of distributions	—	—	410	4,679

	—	—	3,104	41,105

Shares repurchased	—	—	(3,311)	(43,930)

Net decrease	—	$—	(207)	$(2,825)

	Six months ended 11/30/15		Year ended 5/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	4,407,806	$51,498,224	5,506,528	$68,448,082

Shares issued in connection with
reinvestment of distributions	—	—	477,156	5,487,293

	4,407,806	51,498,224	5,983,684	73,935,375

Shares repurchased	(3,956,310)	(45,654,904)	(4,231,047)	(52,784,607)

Net increase	451,496	$5,843,320	1,752,637	$21,150,768

At the close of the reporting period, Putnam Investments, LLC owned 2,325 class A shares of the fund (83.4% of class A shares outstanding), valued at $27,389.

58 Dynamic Asset Allocation Equity Fund

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$1,617,817	$13,916,734	$13,469,400	$1,063	$2,065,151

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$4,000

Written equity option contracts (contract amount) (Note 3)	$4,000

Futures contracts (number of contracts)	20

Forward currency contracts (contract amount)	$17,700,000

OTC total return swap contracts (notional)	$6,000

Warrants (number of warrants)	35,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$207,365	Payables	$176,642

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	170,409*	depreciation	23,150*

Total		$377,774		$199,792

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Equity Fund 59

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$—	$20,825	$—	$20,825

Equity contracts	(21,132)	(6,294)	(43,069)	—	(7,115)	(77,610)

Total	$(21,132)	$(6,294)	$(43,069)	$20,825	$(7,115)	$(56,785)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$—	$(15,783)	$—	$(15,783)

Equity contracts	(18,942)	6,478	28,755	—	(610)	15,681

Total	$(18,942)	$6,478	$28,755	$(15,783)	$(610)	$(102)

60 Dynamic Asset Allocation Equity Fund

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Dynamic Asset Allocation Equity Fund 61

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Futures contracts§	—	—	—	—	—	—	—	—	13,636	—	—	—	—	13,636

Forward currency contracts#	6,796	7,043	7,402	12,725	11,824	12,962	2,940	76,493	—	5,696	42,814	20,670	—	207,365

Total Assets	$6,796	$7,043	$7,402	$12,725	$11,824	$12,962	$2,940	$76,493	$13,636	$5,696	$42,814	$20,670	$—	$221,001

Liabilities:

OTC Total return swap contracts*#	—	—	—	—	—	1,133	—	—	—	—	—	—	—	1,133

Futures contracts§	—	—	—	—	—	—	—	—	12,932	—	—	—	—	12,932

Forward currency contracts#	22,183	22,875	1,629	21,406	22,559	3,485	2,167	6,448	—	4,263	11,070	34,343	24,214	176,642

Total Liabilities	$22,183	$22,875	$1,629	$21,406	$22,559	$4,618	$2,167	$6,448	$12,932	$4,263	$11,070	$34,343	$24,214	$190,707

Total Financial and Derivative Net Assets	$(15,387)	$(15,832)	$5,773	$(8,681)	$(10,735)	$8,344	$773	$70,045	$704	$1,433	$31,744	$(13,673)	$(24,214)	$30,294

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(15,387)	$(15,832)	$5,773	$(8,681)	$(10,735)	$8,344	$773	$70,045	$704	$1,433	$31,744	$(13,673)	$(24,214)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

62 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 63

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

64 Dynamic Asset Allocation Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Investment Sub-Advisor	George Putnam, III	and Assistant Treasurer
The Putnam Advisory	Robert L. Reynolds
Company, LLC	W. Thomas Stephens	Susan G. Malloy
One Post Office Square		Vice President and
Boston, MA 02109	Officers	Assistant Treasurer
Robert L. Reynolds
Marketing Services	President	James P. Pappas
Putnam Retail Management		Vice President
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Mark C. Trenchard
	Principal Executive Officer, and	Vice President and
Custodian	Compliance Liaison	BSA Compliance Officer
State Street Bank
and Trust Company	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
Legal Counsel	Principal Financial Officer	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

SA062
298221 1/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 27, 2016